Supplemental Operating and Financial Data For the Period Ended December 31, 2014 Exhibit 99.2 Downtown at the Gardens – Palm Beach Gardens, Florida

Table of Contents
Page
Company Overview 3
Property Locations 4
Analyst Coverage 5
Summary Financial and Portfolio Data 6
Financial Summary
Consolidated Balance Sheets 7
Consolidated Statements of Operations 8
Reconciliation of Net Income to EBITDA 9
Reconciliation of Net Income to FFO and AFFO 10
Debt Summary 11
Common and Preferred Stock Data 12
Portfolio Summary
Acquisitions & Developments 13
Operating Portfolio Summary 14
Summary of Retail Leasing Activity 15
Same Property Analysis 16
Major Tenants 17
Expiration Schedule 18
Unconsolidated Investments 19
Definitions 20
*Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Corporate Headquarters Other Offices
Excel Trust, Inc. Atlanta, GA Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300 Dallas, TX Scottsdale, AZ
San Diego, CA 92128 Orlando, FL Stockton, CA
Tel: 858-613-1800 Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com
Executives & Senior Management
Gary B. Sabin - Chairman & CEO Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO, Treasurer Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel Matthew S. Romney - SVP, Capital Markets
Board of Directors
Gary B. Sabin (Chairman) Spencer G. Plumb
Mark T. Burton Bruce G. Blakley
Burland B. East III Robert E. Parsons, Jr.
Warren R. Staley
Transfer Agent and Registrar Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc. Latham & Watkins
PO Box 1342 12636 High Bluff Drive, Suite 400
Brentwood, NY 11717 San Diego, CA 92130
Tel: 877-830-4936 Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com
Reported results and other information herein are preliminary and not final until the filing of Excel Trust's report on Form 10-Q or Form 10-K with the Securities and Exchange Commission  and, therefore, remain subject to adjustment.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the retail industry or the markets in which the Company operates; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; the Company’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; the Company’s inability to successfully complete real estate acquisitions or successfully operate acquired properties; the Company’s failure to qualify or maintain its status as a REIT; risks associated with the Company’s dependence on key personnel whose continued service is not guaranteed; and risks associated with downturns in domestic and local economies, and volatility in the securities markets. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and
Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview

Northern California
Roseville, CA
West Sacramento, CA
Stockton, CA
Manteca, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
Midvale, UT
St. George, UT
Las Vegas, NV
San Diego, CA
Phoenix, AZ
Dallas/Ft. Worth, TX
Southlake, TX
Rockwall, TX
Fort Worth, TX
Odessa, TX
Houston, TX
Birmingham, AL
Montgomery, AL
Dothan, AL
Spring Hill, TN
Newport, TN
Simpsonville, SC
Atlanta, GA
Milledgeville, GA
St. Marys, GA
Ocala, FL
Orlando, FL
Tampa, FL
Palm Beach Gardens, FL
Brandywine, MD
Richmond, VA
Change in Total Population from 2010 to 2020
Greater Than 350,000
Between 100,000-350,000
Less Than 100,00
EXL Properties
Regional Offices

Page 4 Property Locations

Company Analyst Contact
Barclays Capital Ross Smotrich (212) 526-2306
Linda Tsai (212) 526-9937
Cantor Fitzgerald David Toti (212) 915-1219
Evan Smith (212) 915-1220
Hilliard Lyons Carol Kemple (502) 588-1839
KeyBanc Jordan Sadler (917) 368-2280
Todd Thomas (917) 368-2286
Raymond James Paul D. Puryear (727) 567-2253
Collin Mings (727) 567-2585
Sandler O'Neill + Partners Alexander Goldfarb (212) 466-7937
Andrew Schaffer (212) 466-8062
Stifel, Nicolaus Nathan Isbee (443) 224-1346
Jennifer Hummert (443) 224-1288
Wells Fargo Jeff Donnelly (617) 603-4262
Tamara Fique (443) 263-6568
Analyst Coverage

For the Period Ended December 31, 2014
(Dollars and share data in thousands, except per share data)
Portfoilio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio
(1)
7,551,956
Percent Leased-Operating Portfolio 93.9%
Percent Occupied-Operating Portfolio 92.6%
Annualized Base Rent
(2)
$                      116,295
Total no. retail leases signed or renewed 40
Total sq. ft. retail leases signed or renewed 230,589
Financial Results
Net income (loss) attributable to the common stockholders $                              903
Net income (loss) per diltued share $                             0.01
Funds from operations (FFO) $                           9,316
FFO per diluted share $                             0.15
Adjusted funds from operations (AFFO) $                        16,531
AFFO per diluted share $                             0.27
EBITDA $                        26,669
Assets
Gross undepreciated real estate $                  1,543,389
Gross undepreciated assets $                  1,737,680
Total liabilities to gross undepreciated assets 52.9%
Debt to gross undepreciated assets 47.7%
Capitalization
Common shares outstanding 61,113
OP units oustanding 1,020
Total common shares and OP units 62,133
Closing price at quarter end $                           13.39
Equity capitalization $                      831,961
Series A convertible preferred shares (at liquidation preference of $25.00 per share) 29,524
Series B preferred shares (at liquidation preference of $25.00 per share) 92,000
Total debt
(3)
828,329
Total capitalization $                  1,781,814
Debt/total capitalization 46.5%
Debt/EBITDA 7.8
Common Stock Data
Range of closing prices for the quarter $            11.93-13.50
Weighted average common shares outstanding - diluted (EPS) 60,416
Weighted average common shares outstanding - diluted (FFO and AFFO) 62,135
Shares of common stock outstanding 61,113
(1) Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2) Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3) Excludes debt discount or premium.

Summary Financial and Portfolio Data (Consolidated)

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

(1) Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment
Balance Sheets
December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014 December 31, 2013
ASSETS:
Property:
Land $                         455,112 $                         409,013 $                           380,363 $                         380,368 $                         380,366
Buildings   921,604 754,860 647,401 646,062 642,356
Site improvements 87,305 69,137 64,769 64,283 63,242
Tenant improvements 70,549 62,454 56,459 55,624 54,025
Construction in progress 8,819 26,697 14,980 8,028 7,576
Less accumulated depreciation (90,543) (83,008) (75,834) (68,635) (61,479)
Property, net 1,452,846 1,239,153 1,088,138 1,085,730 1,086,086
Cash and cash equivalents 6,603 6,143 183,749 5,307 3,245
Restricted cash 8,272 7,707 6,973 8,535 8,147
Tenant receivables, net 5,794 4,404 3,205 3,746 5,117
Lease intangibles, net 123,373 81,796 68,213 73,013 78,345
Deferred rent receivable 11,479 10,824 10,342 9,819 9,226
Other assets
(1)
32,081 36,022 22,572 21,143 20,135
Investment in unconsolidated entities 6,689 8,378 8,303 8,405 8,520
Total assets $                      1,647,137 $                      1,394,427 $                        1,391,495 $                      1,215,698 $                      1,218,821
LIABILITIES AND EQUITY:
Liabilities:
Mortgages payable, net $                         192,748 $                         160,837 $                           207,048 $                         238,543 $                         251,191
Notes payable 238,000 56,000 - 198,000 179,500
Unsecured notes 398,758 348,725 348,693 100,000 100,000
Accounts payable and other liabilities 34,338 40,821 29,110 23,964 21,700
Lease intangibles, net 42,470 36,260 25,845 26,967 28,114
Dividends/distributions payable 12,857 12,918 13,160 10,944 10,932
Total liabilities 919,171 655,561 623,856 598,418 591,437
Equity:
Total stockholders’ equity 715,389 727,094 755,611 605,665 615,446
Non-controlling interests 12,577 11,772 12,028 11,615 11,938
Total equity 727,966 738,866 767,639 617,280 627,384
Total liabilities and equity $                      1,647,137 $                      1,394,427 $                        1,391,495 $                      1,215,698 $                      1,218,821

Statements of Operations
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
Three Months Ended
December 31, 2014
Three Months Ended
December 31, 2013
Year Ended December
31, 2014
Year Ended December
31, 2013
Revenues:
Rental revenue $                            30,737 $                            24,609 $                         105,572 $                            92,294
Tenant recoveries 6,438 4,777 21,605 18,875
Other income 1,689 419 3,146 1,373
Total revenues 38,864 29,805 130,323 112,542
Expenses:
Maintenance and repairs 2,930 2,089 9,369 7,328
Real estate taxes 3,983 3,444 13,427 12,756
Management fees 568 440 2,101 1,772
Other operating expenses 1,986 1,487 6,965 6,194
Changes in fair value of contingent consideration - - - (1,568)
General and administrative 5,752 3,335 18,009 13,871
Depreciation and amortization 16,242 11,534 50,661 46,146
Total expenses 31,461 22,329 100,532 86,499
Net operating income 7,403 7,476 29,791 26,043
Interest expense (6,810) (5,193) (24,167) (18,944)
Interest income 35 58 240 204
Income (loss) from equity in unconsolidated entities 2,339 53 2,578 40
Gain on acquisition of real estate and sale of land parcel - - - -
Changes in fair value of financial instruments and gain on OP unit redemption - - - 230
Income (loss) from continuing operations before loss on extinguishment of debt 2,967 2,394 8,442 7,573 and gain on sale of real estate assets
Loss on extinguishment of debt from sale of real estate asset (5,192) - (5,192) -
Gain on sale of real estate assets 5,842 - 5,842 -
Income (loss) from continuing operations 3,617 2,394 9,092 7,573
Income from discontinued operations before gain on sale of real estate assets - (18) - 464
Gain on sale of real estate assets from discontinued operations - 81 - 12,055
Income from discontinued operations - 63 - 12,519
Net income (loss) 3,617 2,457 9,092 20,092
Net (income) loss attributable to non-controlling interests (113) (79) (340) (568)
Net income (loss) attributable to Excel Trust, Inc. 3,504 2,378 8,752 19,524
Preferred stock dividends (2,391) (2,744) (10,380) (10,976)
Cost of redemption of preferred stock (210) - (1,687) -
Net income (loss) attributable to the common stockholders $                                  903 $                               (366) $                            (3,315) $                              8,548
Basic and diluted net income (loss) per share $                                0.01 $                              (0.01) $                              (0.07) $                                0.17
Weighted-average common shares outstanding - basic and diluted 60,416 47,672 54,341 46,926
The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA
(Earnings before Interest, Taxes, Depreciation & Amortization)
Excel Trust, Inc.'s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:
(Dollars in thousands)

Three Months Ended
December 31, 2014
Three Months Ended
September 30, 2014
Three Months Ended
June 30, 2014
Three Months Ended
March 31, 2014
Three Months Ended
December 31, 2013
Net income attributable to Excel Trust, Inc. $                             3,617  $                             1,218  $                             1,905  $                             2,195  $                             2,378
Add:
Interest expense                                  6,810                                   6,387                                   5,981                                   4,989                                   5,193
Depreciation and amortization                                16,242                                 11,212                                 11,411                                 11,796                                 11,534
EBITDA $                           26,669  $                           18,817  $                           19,297  $                           18,980  $                           19,105

Reconciliation of Net Income to FFO and AFFO
For the Period Ended December 31, 2014
(In thousands, except per share data)

Excel Trust, Inc.'s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three months and year ended December 31, 2014 and 2013 is as follows:
Three Months Ended
December 31, 2014
Three Months Ended
December 31, 2013
Year Ended December 31,
2014
Year Ended December 31,
2013
Net income (loss) attributable to the common stockholders $                                    903 $                                  (366) $                              (3,315) $                              8,548
Add:
Non-controlling interests in operating partnership 21 (7) (26) 233
Depreciation and amortization
(1)
16,242 11,534 50,661 46,839
Deduct:
Depreciation and amortization related to joint venture
(2)
117 175 580 1,054
Gain on sale of real estate assets (7,967) (81) (7,967) (12,055)
Funds from operations
(3)
$                                 9,316 $                              11,255 $                              39,933 $                            44,619
Adjustments:
Loss on extinguishment of debt from sale of real estate asset 5,192 - 5,192 -
Transaction costs 1,463 112 2,760 1,159
Deferred financing costs 428 448 1,808 1,748
Stock-based and other non-cash compensation expense 1,526 583 4,643 2,291
Changes in fair value of contingent consideration - - - (1,568)
Changes in fair value of financial instruments - - - (230)
Straight-line effects of lease revenue (655) (764) (2,253) (3,352)
Amortization of above- and below-market  leases (271) 213 (407) 417
Cost of redemption of preferred stock 210 - 1,687 -
Non-incremental capital expenditures (286) (396) (516) (973)
Non-cash expenses (income) - including portion of joint ventures (392) (5) (408) (280)
Adjusted funds from operations
(3)
$                              16,531 $                              11,446 $                              52,439 $                            43,831
Weighted average common shares outstanding 60,416 47,672 54,341 46,926
Add
(4)
:
OP units 1,020 1,100 1,020 1,198
Restricted stock 699 141 601 190
Weighted average common shares outstanding - diluted (FFO and AFFO) 62,135 48,913 55,962 48,314
Funds from operations per share (diluted)
(5)
$                                   0.15 $                                   0.23 $                                   0.71 $                                0.92
Adjusted funds from operations per share (diluted)
(5)
$                                   0.27 $                                   0.23 $                                   0.94 $                                0.90
Other Information
(6)
:
Leasing commissions paid $                                    449 $                                    382 $                                1,168 $                              1,748
Tenant improvements paid $                                    833 $                                 1,065 $                                3,318 $                              7,548
(1) Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the year ended December 31, 2013).
(2) Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocableto non-controlling interests and an increase for the the Company's portion of depreciation and amortization expense relatedto its former investment in the unconsolidated La Costa Town Center property and current investment in The Fountains at Bay Hill property.
(3) FFO and AFFO are described on the Definitions page.
(4) The calculation of FFO for the three months ended December 31, 2014 and 2013 include 1,719,000 and 1,621,000 OP units and shares of restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months ended December 31, 2014, 2014 and 2013 exclude 2,023,975 and 3,367,200 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the "if converted" method.  The calculation of
FFO for the years ended December 31, 2014 and 2013 include 1,241,000 and 1,388,000 OP units and shares of restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share.  The  years ended December 31, 2014 and
2013 exclude 2,979,720 and 3,347,661 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the "if converted" method.
(5) The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended December 31, 2014 and 2013 includes a reduction of $75,000 and $107,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.  The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the years ended December 31, 2014 and 2013 includes a reduction of $299,000 and $419,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.
(6) Excludes development properties and shell construction costs for value-add opportunities at operating properties.

Debt Summary (Consolidated)
For the Period Ended December 31, 2014
(Dollars in thousands)
% Total Debt
Fixed Rate Debt
(1)
$                              526,557 64%
Variable Rate Debt
(2)
301,772 36%
Total Debt
(1)
$                              828,329 100%
Debt
(1)
/Gross Undepreciated Assets 47.7%
% Total Debt
Secured Debt
(1)
$                              190,329 23%
Unsecured Debt 638,000 77%
Total Debt $                              828,329 100%
Secured Debt to Gross Undepreciated Assets 11.0%
Maturities by Year-Secured
(3)
Amount % Total Debt Maturities by Year-Unsecured
(3)
Amount
Contractual
Interest Rate
% Total Debt
2015 $                                48,606 5.9% 2015
(4)
$                50,000 1.3% 6.0%
2016 3,070 0.4% 2016 -
2017 42,192 5.1% 2017 -
2018 4,722 0.6% 2018 238,000 1.5% 28.7%
2019 6,390 0.8% 2019 -
2020 38,216 4.6% 2020 75,000 4.4% 9.1%
2021 1,447 0.2% 2021 -
2022 33,686 4.1% 2022 -
2023 - 0.0% 2023 25,000 5.2% 3.0%
2024 - 0.0% 2024 250,000 4.6% 30.2%
Beyond 2024 12,000 1.4% Beyond 2024 -
Total $                              190,329 23.0% Total $              638,000 3.2% 77.0%
Mortgage Notes Amount
Contractual
Interest Rate Maturity
The Promenade $                                46,125 4.8% Oct-15
5000 South Hulen 13,174 5.6% Apr-17
Lake Pleasant Pavilion 27,513 6.1% Oct-17
West Broad Marketplace 1,772 2.5% Jan-18
Rite Aid, Vestavia 833 7.3% Oct-18
Living Spaces-Promenade 6,667 7.9% Nov-19
West Broad Village
(2)
39,700 3.3% May-20
Downtown at the Gardens 42,545 4.6% Jun-22
Northside Mall
(2)
12,000 0.1% Nov-35
Total 190,329 4.5%
Debt (discount) or premium 2,419
Mortgage notes, net $                              192,748
(1) Amount excludes debt discount or premium.
(2) Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property and our unsecured revolving credit facility. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of December 31, 2014 was 0.05%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.  The construction loan on the West Broad Marketplace property bears interest at LIBOR plus 2.30% (the rate as of December 31,  2014 was 2.49%).  The $50.0 million unsecured term loan bears interest at LIBOR plus 1.15% (the rate as of December 31,  2014 was 1.32%).  The unsecured revolving credit facility bears interest at LIBOR plus 0.90% to 1.70% (the rate as of
December 31,  2014 was 1.47%).
(3) Includes monthly payments on outstanding principal as well as principal due at maturity.
(4) The Company entered into a $50.0 million term loan in December 2014, which bears interest at the rate of LIBOR plus a margin of 115 basis points with a maturity date of June 30, 2015.  The term loan may be extended for an additional five months at the Company's option and upon the payment of an extension fee.

Common and Preferred Stock Data
For the Period Ended December 31, 2014
(In thousands, except per share data)
Three Months Ended
December 31, 2014
Three Months Ended
September 30, 2014
Three Months Ended
June 30, 2014
Three Months Ended
March 31, 2014
Earning per share - share data
Weighted average common shares outstanding - diluted 60,416 60,389 48,567 47,785
Diluted common shares - EPS 60,416 60,389 48,567 47,785
Funds from operations - share data
Weighted average common shares outstanding
60,416 60,389 48,567 47,785
Weighted average OP units outstanding 1,020 1,020 1,020 1,020
Weighted average restricted stock outstanding
699 - 747 -
Total potential dilutive common shares 62,135 61,409 50,334 48,805
Total common shares (including restricted stock) outstanding 61,113 61,116 61,117 48,455
Total OP units outstanding 1,020 1,020 1,020 1,020
Total Series A convertible preferred shares outstanding 1,181 1,331 2,000 2,000
Total Series B preferred shares outstanding 3,680 3,680 3,680 3,680
Common share data
High closing share price $                              13.50 $                              13.41 $                              13.92 $                              12.80
Low closing share price $                              11.93 $                              11.77 $                              12.32 $                              11.01
Average closing share price $                              12.80 $                              12.82 $                              12.95 $                              11.95
Closing price at end of period $                              13.39 $                              11.77 $                              13.33 $                              12.68
Dividends per share - annualized $                                0.70 $                                0.70 $                                0.70 $                                0.70
Dividend yield (based on closing share price at end of period) 5.2% 5.9% 5.3% 5.5%
Dividends per share
Common stock (EXL) $                            0.1750 $                            0.1750 $                            0.1750 $                            0.1750
Series A Convertible Perpetual Preferred stock $                            0.4375 $                            0.4375 $                            0.4375 $                            0.4375
Series B Preferred stock $                            0.5078 $                            0.5078 $                            0.5078 $                            0.5078

Acquisitions & Developments
For the Period Ended December 31, 2014
(Dollars in thousands, except price per square foot)
Acquisition Property Name City State
Year
Built
(1)
Total
GLA
(2)
Acquisition
Date
Price
Sq. Ft.
Initial Cost
Basis
(3)
Major Tenants
The Shops at Fort Union Salt Lake City UT 1974/2007 688,549 9/26/2014 $                       191 $ 131,500
Walmart, Smiths (Kroger), Gordmans, Dick's, Bed, Bath & Beyond, Babies' R' Us,
Ross, OfficeMax, Michaels, DSW, Petco, Ulta
The Family Center at Orem Orem UT 1991 150,667 9/26/2014 $                       113 $   17,000
Dick's, Jo-Ann, Babies' R' Us, Dollar Tree, Toys' R' Us (non-owned), RC Willey
(non-owned)
Downtown at the Gardens Palm Beach Gardens FL 2005 339,059 10/1/2014 $                       413 $ 140,200 Whole Foods, Golfsmith, Urban Outfitters, Yard House, Cobb Theatres
Brandywine Crossing Brandywine MD 2014 32,640 11/25/2014 $                       352 $   11,500 Advance Auto Parts, Einstein Bagel
West Broad Marketplace Richmond VA n/a 400,000 12/3/2014 n/a $   20,000 Cabela’s, Wegmans
Riverpoint Marketplace Sacramento CA 2009 133,928 12/19/2014 $                       327 $   43,800
Ross, Petco, Ikea (non-owned), Walmart (non-owned), and Home Depot
(non-owned)
Highland Reserve Roseville CA 2004 191,415 12/29/2014 $                       274 $   52,500 Kohl's, Sport Chalet, PetSmart, BevMo!, and Target (non-owned)
Total 1,936,258 $ 416,500
Value-add Opportunities City State
Estimated
Opening Date
(4)
GLA to be
Constructed Land
(5)
Improvements
Total Carrying
Amount
(6)
Remaining
Estimated Cost to
Complete
% GLA Leased /
Committed
(7)
Major Tenants
Plaza at Rockwall-Phase III Rockwall TX Q4 2015 10,600 $                  - $                       165 $                          165 $                   2,324 74% Chico's, Soma
Stadium Center-Expansion Manteca CA Q4 2015 12,880 $                  - $                         33 $                    33 $                   2,567 78% Ulta
Chimney Rock - Phase III Odessa TX TBD 13,500 $                  - $ - $                   - $                   2,361 100% Petco
Total 36,980 $                  - $                       198 $                          198 $                   7,252
Developments Under Construction City State
Estimated
Opening Date
(4)
GLA to be
Constructed Land
(5)
Improvements
Total Carrying
Amount
(6)
Remaining
Estimated Cost to
Complete
% GLA Leased /
Committed
(7)
Major Tenants
Chimney Rock - Phase II Odessa TX TBD 110,086 $          2,030 $                   6,332 $              8,362 $                   6,700 44% Dickey's BBQ, Mattress Firm, Northern Tool
Southlake Park Village Southlake (Dallas) TX Q2 2015 186,045 $        16,060 $                28,049 $                    44,109 $                14,573 67% Fresh Market, REI, Michael's
West Broad Marketplace Richmond VA TBD 400,000 $        20,904 $                   3,140 $                    24,044 $                55,456 62% Cabela’s, Wegmans
Total 696,131 $        38,994 $                37,521 $                    76,515 $                76,729
Future Developments / Land City State
Estimated GLA to be
Constructed / Land
Estimated
Start Date
Estimated
Project Cost Projected Use
Plaza at Rockwall - Phase IV Rockwall TX 11,500 TBD n/a Additional shop space
Park West Place - Expansion B Stockton CA 9,700 TBD n/a Additional shop space
Chimney Rock - Phase IV Odessa TX 40,000 TBD n/a Additional shop space
Stadium Center - Expansion Manteca CA 8,500 TBD n/a Additional shop space
Shops at Foxwood Ocala FL 1.0 acres TBD n/a Additional land to be sold or developed
West Broad Village - Expansion B Richmond VA 1.2 acres TBD n/a Additional land to be sold or developed
League City Town Center League City TX 0.9 acres TBD n/a Additional land to be sold or developed
Brandywine Crossing - Phase II Brandywine MD 1.0 acres TBD n/a Additional land to be sold or developed
(1) Year built represents the year in which construction was completed.
(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3) The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.
(4) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i)
85.0% occupancy or (ii) one year from completion and delivery of the space.
(5) The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.
(6) Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company's SEC filings excludes land values.
(7) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2015.

Operating Portfolio Summary (Consolidated)
For the Period Ended December 31, 2014
(Dollars in thousands, except price per square foot)
Property Name City State
Year
Built
(1)
Total
GLA
(2)
Acquisition
Date
Price
Sq. Ft. Initial Cost Basis
Percent Leased
12/31/14
Percent Leased
9/30/14 Major Tenants
Operating Portfolio
West Broad Village
(3)
Richmond VA 2009 397,603 10/19/2012 $257 $170,200 77.0% 77.9% Whole Foods, REI, HomeGoods, Dave & Buster's, South University
Downtown at the Gardens
Palm Beach
Gardens
FL 2005 339,059 10/1/2014 $413 $140,200 99.2% n/a Whole Foods, Golfsmith, Urban Outfitters, Yard House, Cobb Theatres
The Shops at Fort Union Salt Lake City UT 1974/2007 688,549 9/26/2014 $191 $131,500 96.9% 97.0%
Walmart, Smiths (Kroger), Gordmans, Dick's, Bed, Bath & Beyond, Babies' R' Us, Ross, OfficeMax,
Michaels, DSW, Petco, Ulta
The Promenade
(4)
Scottsdale AZ 1999 566,663 7/11/2011 $222 $126,000 94.2% 92.7%
Nordstrom Rack, Trader Joe's, OfficeMax, PetSmart, Old Navy, Michael's, Stein Mart,
Cost Plus, Living Spaces, Lowe's (non-owned)
Park West Place Stockton CA 2005 603,464 12/14/2010 $153 $92,500 99.4% 99.4% Lowe's, Kohl's, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing Gilroy CA 2004 325,431 4/5/2011 $210 $68,400 100.0% 100.0% Kohl's, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Brandywine Crossing
(5)
Brandywine MD 2009/2014 231,039 10/1/2010 $242 $56,000 96.9% 96.9% Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Promenade Corporate Center Scottsdale AZ 2004 256,182 1/23/2012 $207 $53,000 83.3% 83.3% Fitch, Healthcare Trust of America, Regus, Meridian Bank
Highland Reserve Roseville CA 2004 191,415 12/29/2014 $274 $52,500 98.5% n/a Kohl's, Sport Chalet, PetSmart, BevMo!, and Target (non-owned)
Plaza at Rockwall Rockwall TX 2007/2012 432,096 6/29/2010 $118 $50,800 99.2% 99.2% Best Buy, Dick's, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Riverpoint Marketplace Sacramento CA 2009 133,928 12/19/2014 $327 $43,800 97.0% n/a Ross, Petco, Ikea (non-owned), Walmart (non-owned), and Home Depot (non-owned)
Lake Pleasant Pavilion
Phoenix
(Peoria)
AZ 2007 178,376 5/16/2012 $234 $41,800 89.0% 89.0%
Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly's, Kirkland's,
The Dress Barn
Stadium Center Manteca CA 2006 160,726 7/1/2013 $256 $41,150 95.5% 96.3% Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl's (non-owned)
Dellagio Orlando FL 2009 123,198 10/19/2012 $325 $40,100 80.6% 79.0% Flemings,
League City Town Center
League City
(Houston)
TX 2008 194,736 8/1/2013 $203 $39,500 96.4% 96.4% Ross, TJ Maxx, Michael's, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
Vestavia Hills City Center
Birmingham
(Vestavia Hills)
AL 2002 391,899 8/30/2010 $89 $34,900 88.5% 83.6% Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill
Nashville
(Spring Hill)
TN 2008 219,880 12/19/2011 $141 $31,000 94.8% 99.2% SuperTarget (non-owned), Kohl's (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion Tracy CA 2006 162,463 1/24/2013 $189 $30,700 95.7% 100.0% Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons St. George UT 2012 134,152 4//23/2010 $214 $28,700 99.1% 100.0% Dick's, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres
San Diego
(San Marcos)
CA 1999 100,551 3/11/2011 $261 $26,200 100.0% 100.0% Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing La Plata MD 2008 115,972 10/1/2010 $215 $24,900 81.8% 81.8% Giant Food, Lowe's (non-owned)
EastChase Market Center Montgomery AL 2008 181,431 2/17/2012 $136 $24,700 98.9% 98.9% Dick's, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock Odessa TX 2012 204,270 8/30/2012 $117 $23,800 97.5% 97.3% Academy Sports, Best Buy, Marshalls, Kirkland's, Ulta
Excel Centre San Diego CA 1999 82,157 4//23/2010 $288 $23,700 90.4% 90.4% Kaiser Permanente, Excel Trust, UBS
5000 South Hulen Fort Worth TX 2005 86,833 5/12/2010 $252 $21,900 98.6% 98.6% Barnes & Noble, Old Navy
Anthem Highlands
Las Vegas
(Henderson)
NV 2006 118,763 12/1/20/11 $147 $17,500 91.3% 91.3% Albertsons, CVS, Wells Fargo, Bank of America
The Family Center at Orem Orem UT 1991 150,667 9/26/2014 $113 $17,000 84.9% 84.9% Dick's, Jo-Ann, Babies' R' Us, Dollar Tree, Toys' R' Us (non-owned), RC Willey (non-owned)
Centennial Crossroads Las Vegas NV 2003 105,415 11/22/2013 $156 $16,400 87.3% 88.8% Vons, Chase Bank
LA Fitness San Diego CA 2006 38,000 10/4/2013 $376 $14,300 100.0% 100.0% LA Fitness
Pavilion Crossing Brandon FL 2012 68,400 10/1/2012 $192 $13,100 100.0% 100.0% Publix
Shops at Foxwood Ocala FL 2010 78,660 10/19/2010 $160 $12,600 90.8% 90.8% Publix, McDonald's (non-owned)
Northside Plaza Dothan AL 2010 171,670 11/15/2010 $70 $12,400 94.8% 94.8% Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza Orlando FL 2007 45,199 10/19/2012 $215 $9,700 85.8% 83.0% Fifth Third Bank
Shoppes of Belmere Orlando FL 2008 26,502 10/19/2012 $366 $9,700 100.0% 100.0% CVS
Lake Burden Shoppes Orlando FL 2008 20,598 10/19/2012 $413 $8,500 87.6% 87.6% Walgreens
Five Forks Place Simpsonville SC 2002 61,191 4//23/2010 $127 $7,800 100.0% 100.0% Publix
Mariner's Point St. Marys GA 2001 45,215 7/20/2010 $146 $6,600 91.2% 91.2% Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center Newport TN 2006 60,100 4/23/2010 $108 $6,500 82.6% 82.6% Stage Stores (DBA Goody's), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central Milledgeville GA 2004 45,013 6/30/2010 $136 $6,100 89.2% 89.2% Dollar Tree,  Super Wal-Mart (non-owned)
Cedar Square
Duncanville
(Dallas)
TX 2014 14,490 11/4/2013 $297 $4,300 100.0% 90.8% Beall's, Walgreens
Total Operating Portfolio Total 7,551,956 $200 $1,580,450 93.9% 93.4%
(1) Year built represents the year in which construction was completed or the date of the last major renovation.
(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3) The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property's total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.
(4) Includes an additional land parcel acquired in August 2013 with an initial cost basis of approximately $16.0 million.
(5) Includes additional land parcels acquired in November 2014 with an initial cost basis of approximately $11.5 million.

(1) Excludes month-to-month leases and leases involving office GLA.
(2) Lease rate represents final cash rent from the previous lease and the intial cash rent from the new lease and excludes the impact of changes in lease rates  during the term.
(3) Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.
Summary of Retail Leasing Activity (Consolidated)

(1)  Includes all properties purchased prior to October 1, 2013 (three month analysis) and January 1, 2013 (year analysis).  Excludes adjustments relating to prior year reimbursements.
(2)  Total revenues for the three months ended December 31, 2014 includes a reduction of approximately $305,000 and $554,000 in recorded other income related to the reversal of a contingent obligation and the receipt of a lease termination payment, respectively. Total revenues for the year ended December 31, 2014 includes a reduction of approximately $749,000 in recorded other income related to lease termination payments received at two properties in 2014. Total revenues for the year ended December 31, 2013 includes a reduction of approximately $203,000 in recorded rental revenues for percentage rents received at one property (pertaining to 2012) that were recognized on a cash basis due to the lack of significant previous operating history. Beginning in 2013, the Company now records an accrual for percentage rent revenues in the fourth quarter of each fiscal year.
Same Property Analysis

For the Period Ended December 31, 2014
(In thousands, except per share amounts)
Three Months
Ended
December 31,
2014
Three Months
Ended
December 31,
2013
Percentage
Change
Year Ended
December 31,
2014
Year Ended
December 31,
2013
Percentage
Change
Same Property Portfolio
(1)
Number of properties 32 32 29 29
Rentable square feet 5,864,278 5,864,278 5,213,233 5,213,233
Percent leased 93.2% 92.2% 1.0% 92.8% 91.6% 1.2%
Percentage of total operating portfolio 77.7% 100.0% 69.0% 88.9%
Total revenues
(2)
$              29,396  $           28,279
3.9% $       103,514  $       102,363  1.1%
Total expenses 7,785 7,599 2.4% 27,382 27,328 0.2%
Same property - net operating income (GAAP
basis) $              21,611  $           20,680  4.5% $         76,132  $         75,035  1.5%
Less: straight line rents, fair-value lease revenue,
lease incentive revenue (488) (446) 9.4% (1,350) (2,287) -41.0%
Same property - net operating income (cash basis) $              21,123  $           20,234  4.4% $         74,782  $         72,748  2.8%

(1) Includes gross leasable area associated with buildings on ground lease.
(2) Living Spaces is sub-leasing the building from Sears.
(3) Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.
Major Tenants By GLA (Consolidated)
For the Period Ended December 31, 2014
(Dollars in thousands, except rent per square foot)
Total GLA-Operating Portfolio
(1)
7,551,956
Tenants # Stores Square Feet    % of Total GLA
1 Kohl's 3 264,904 3.5%
2 Publix 5 245,351 3.2%
3 Dick's Sporting Goods 5 243,508 3.2%
4 Ross Dress For Less 8 229,126 3.0%
5 TJX Companies 7 191,207 2.5%
6 Bed Bath & Beyond 6 170,099 2.3%
7 Jo-Ann 7 167,795 2.2%
8 Lowe's 1 154,794 2.0%
9 PetSmart 8 150,798 2.0%
10 Living Spaces
(2)
1 133,120 1.8%
Total Top 10 GLA 51 1,950,702 25.8%
Major Tenants By ABR (Consolidated)
Annualized Base Rent-Operating Portfolio
(3)
$           116,295
Tenants # Stores Square Feet    Rent Per Sq. Ft. ABR % ABR
1 Dick's Sporting Goods 5 243,508 12.33 $                  3,003 2.6%
2 Ross Dress For Less 8 229,126 12.66 $                  2,901 2.5%
3 Publix 5 245,351 11.15 $                  2,735 2.4%
4 Kohl's 3 264,904 9.27 $                  2,455 2.1%
5 PetSmart 8 150,798 15.69 $                  2,366 2.0%
6 Edwards Theatres (Regal Cinemas) 1 100,551 23.35 $                  2,348 2.0%
7 Whole Foods 2 102,742 21.42 $                  2,201 1.9%
8 TJX Companies 7 191,207 10.66 $                  2,037 1.8%
9 Bed Bath & Beyond 6 170,099 11.73 $                  1,995 1.7%
10 Jo-Ann 7 167,795 11.63 $                  1,951 1.7%
Total Top 10 Annualized Rent 52 1,866,081 $                    12.86 $               23,992 20.6%

1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
Beyond 2023
Inline Tenant Expiring GLA
Anchor Tenant Expiring GLA

(1) Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.
(2) Same property GLA percent leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired, or disposed of during the quarter.
(3) Anchor Tenants and Inline Tenants are described on the Definitions page.
(4) Includes month-to-month leases and ground leases, but excludes percentage rent.
Expiration Schedule (Consolidated)
For the Period Ended December 31, 2014
(Dollars in thousands, except rent per square foot) 12/31/2014 9/30/2014
Total GLA - Operating Portfolio 7,551,956 7,057,289
Total GLA Occupied - Operating Portfolio 6,989,765 6,531,025
% Occupied 92.6% 92.5%
Total GLA - Operating Portfolio 7,551,956 7,057,289
Total GLA Leased - Operating Portfolio 7,088,293 6,591,003
% Leased 93.9% 93.4%
Retail GLA - Operating Portfolio
(1)
7,213,617 6,718,950
Retail GLA Occupied - Operating Portfolio 6,702,105 6,243,365
% Occupied 92.9% 92.9%
Retail GLA - Operating Portfolio
(1)
7,213,617 6,718,950
Retail GLA Leased - Operating Portfolio 6,800,633 6,303,343
% Leased 94.3% 93.8%
Total Retail Anchor GLA % Leased - Operating Portfolio 98.9% 98.8%
Total Retail Inline GLA % Leased - Operating Portfolio 85.8% 83.9%
Same Property GLA % Leased (Sequential) - Operating Portfolio
(2)
93.4% 93.3%
Occupied
Retail GLA
% of Occupied
Retail GLA
Total Occupied
Retail ABR
% of Total Occupied
Retail ABR
Occupied Retail Anchor GLA
(3)
4,599,366 68.6% $               57,286 52.8%
Occupied Retail Inline GLA
(3)
2,102,739 31.4% 51,252 47.2%
Total Occupied Retail GLA 6,702,105 100.0% $            108,538 100.0%
Year
Anchor GLA
Expiring % of Total Occupied Retail GLA
Anchor Rent
Per Sq. Ft.
Inline GLA
Expiring
% of Total
Occupied Retail
GLA
Inline Rent
Per Sq. Ft.
Total Occupied
Retail GLA
Expiring
% of Total
Occupied Retail
GLA
Total
Occupied
Retail ABR
Expiring
% of Total
Retail ABR
Average Rent
Per Sq. Ft.
2015 249,904 3.7% $                          10.91 315,837 4.7% $                        23.23 565,741 8.4% $           10,065 9.3% $                17.79
2016 218,040 3.3% $                          11.61 257,023 3.8% $                        25.48 475,063 7.1% $             9,079 8.4% 19.11
2017 100,652 1.5% $                          14.06 284,480 4.2% $                        23.14 385,132 5.7% $             7,999 7.4% 20.77
2018 307,656 4.6% $                          14.04 256,005 3.8% $                        23.93 563,661 8.4% $           10,446 9.6% 18.53
2019 685,232 10.2% $                          14.17 329,844 4.9% $                        23.20 1,015,076 15.1% $           17,361 16.0% 17.10
2020 554,165 8.3% $                          17.03 139,063 2.1% $                        24.94 693,228 10.3% $           12,907 11.9% 18.62
2021 222,282 3.3% $                          13.07 103,134 1.5% $                        23.46 325,416 4.9% $             5,324 4.9% 16.36
2022 352,190 5.3% $                          12.69 60,333 0.9% $                        20.96 412,523 6.2% $             5,735 5.3% 13.90
2023 178,526 2.7% $                          12.36 80,517 1.2% $                        29.57 259,043 3.9% $             4,587 4.2% 17.71
Beyond 2023 1,730,719 25.8% $                          10.15 276,503 4.1% $                        27.02 2,007,222 29.9% $           25,035 23.1% 12.47
Total 4,599,366 68.6% $                          12.46 2,102,739 31.4% $                        24.37 6,702,105 100.0% $       108,538 100.0% $                16.19

(4)

For the Period Ended December 31, 2014
(Dollars in thousands)
Financial Information Leasing Information
Investment Partner Formation/Acquisition Date Property City State
Total
GLA
(1)
Total Assets Total Debt Ownership Interest Percent Leased ABR
MDC October 19, 2012 The Fountains at Bay Hill Orlando FL 103,767 $39,357 $23,952 50% 92.4% $2,918
(1) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
Summary Financial Information:
Balance Sheet
(2)
December 31, 2014 Company Pro Rata December 31, 2013 Company Pro Rata
Assets:
Investments in Real Estate $                             36,387 $                           18,194 $                             60,391 $                            23,187
Cash & cash equivalents 868 434 277 136
Other assets 2,102 1,051 4,944 1,772
Total assets $                             39,357 $                           19,679 $                             65,612 $                            25,095
Liabilities and members' equity:
Mortgage notes payable and secured loan $                             23,952 $                           11,976 $                             37,523 $                            14,532
Other liabilities 1,857 929 10,236 5,008
Members' equity 13,548 6,774 17,853 5,555
Total liabilities and equity $                             39,357 $                           19,679 $                             65,612 $                            25,095
Company's investment in unconsolidated entities
(2)
$                             6,689 $                              8,520
Income Statement
Three Months Ended
December 31, 2014 Company Pro Rata
Year Ended December
31, 2014 Company Pro Rata
Total revenues $                               1,158 $                                579 $                               4,032 $                              2,016
Expenses:
Property operating expenses 157 79 633 317
General and administrative - - 5 3
Depreciation and amortization 350 175 1,364 682
Total expenses 507 254 2,002 1,002
Interest expense (223) (111) (832) (416)
Net income (loss) $                                  428 $                                214 $                               1,198 $                                 598
Company's income (loss) from equity in unconsolidated entities
(3)
$                             2,339 $                              2,578
Unconsolidated Investments
(2) The balance sheet amounts and the Company's investment in unconsolidated entities as of December 31, 2013 includes the investment in La Costa Town Center, which was sold on October 9,
2014 and is no longer included in the Company's financial statements as of December 31, 2014.
(3) The Company's income from equity in unconsolidated entities for the year ended December 31, 2014 includes the Company's proportionate shares of operating losses from its investment in La
Costa Town Center prior to its sale on October 9, 2014 and a gain of $2.1 million related to the disposition of its investment in the property.  The investment is no longer included in the Company's financial statements as of December 31, 2014.
Unconsolidated Debt
(4)
:
Fountains at Bay Hill: December 31, 2014
Proportionate share of debt: $                                  11,976
Maturity date: November 1, 2021
Fixed interest rate: 3.75%
(4) The outstanding mortgage note was refinanced in October 2014, which increased the notional amount, extended the maturity date and fixed the interest rate at 3.75%.

Definitions

Adjusted Funds From Operations
(AFFO):
Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures.  Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities
(computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.
Anchor
Tenant:
A tenant who occupies 10,000 square feet or more.
Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.
EBITDA:
Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.
Funds From Operations
(FFO):
Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.
Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT.  As defined by
NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.
Inline
Tenant:
Any tenant who does not qualify as an anchor tenant.
Leased:
A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.
Occupied:
A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants).  If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.